UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): July 1, 2022

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 1, 2022, Zurn Elkay Water Solutions Corporation (formerly known as Zurn Water Solutions Corporation) ("Zurn" or the “Company”) filed a Current Report on Form 8-K (the “Closing Form 8-K”) regarding, among other events, the consummation of the previously announced combination of the Company with Elkay Manufacturing Company (“Elkay”) pursuant to the Agreement and Plan of Merger, dated as of February 12, 2022, by and among Zurn, Elkay, Zebra Merger Sub, Inc., a wholly owned subsidiary of Zurn (“Merger Sub”), and Elkay Interior Systems International, Inc., as representative of the stockholders of Elkay. This Current Report on Form 8-K/A is being filed solely for the purpose of amending Items 9.01(a) and 9.01(b) of the Closing Form 8-K and should be read in conjunction with the Closing Form 8-K. The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the Merger had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Company may achieve following the Merger.

Item  9.01    Financial Statement and Exhibits

(a) Financial Statements of Elkay.

The audited carve-out Consolidated Balance Sheets of Elkay as of January 1, 2022 and January 2, 2021, the related Consolidated Statements of Income, Comprehensive Income, Changes in Divisional Equity and Cash Flows for each of the three years in the period ended January 1, 2022, and the notes related thereto, were included in the Company’s Registration Statement on Form S-4, as amended (Registration No. 333-264125), which was declared effective by the SEC on April 26, 2022, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

The unaudited carve-out interim Consolidated Balance Sheets of Elkay as of June 30, 2022, and the related Consolidated Statements of Operations, Comprehensive Income and Cash Flows for each of the six months ended June 30, 2022 and July 3, 2021, and related Consolidated Statement of Changes in Divisional Equity at June 30, 2022, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited Pro Forma condensed combined financial information of the Company and Elkay for and as of the six months ended June 30, 2022 and for the year ended December 31, 2021, and the notes related thereto, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits. The following exhibits are being filed herewith:
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Exhibit Index to Report on Form 8-K/A

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

99.1
The audited carve-out Consolidated Balance Sheets of Elkay as of January 1, 2022 and January 2, 2021, the related Consolidated Statements of Income, Comprehensive Income, Changes in Divisional Equity and Cash Flows for each of the three years in the period ended January 1, 2022, and the notes related thereto (incorporated by reference to the Registration Statement on Form S-4 declared effective on April 26, 2022).

99.2
The unaudited interim carve-out Consolidated Balance Sheets of Elkay as of June 30, 2022, and the related Consolidated Statements of Operations, Comprehensive Income and Cash Flows for each of the six months ended June 30, 2022 and July 3, 2021, and related Consolidated Statement of Changes in Divisional Equity at June 30, 2022, and the notes related thereto.

99.3
The unaudited Pro Forma condensed combined financial information of the Company and Elkay for and as of the six months ended June 30, 2022 and for the year ended December 31, 2021 and the notes related thereto.

104	Cover Page Inline XBRL data embedded within the Inline XBRL document

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 8th day of September, 2022.

ZURN ELKAY WATER SOLUTIONS CORPORATION

By:	/S/ Mark W. Peterson
Mark W. Peterson
Senior Vice President and Chief Financial Officer

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